EXHIBIT 32.2

THE QUIGLEY CORPORATION
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerard Gleeson, Chief Financial Officer of The Quigley Corporation, a Nevada corporation (the “Registrant”), in connection with the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify, in compliance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gerard M. Gleeson
Gerard M. Gleeson
Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)
August 14, 2009